UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 12, 2011

AMERICAN EAGLE ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-143626	20-8642477
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

27 North 27th Street, Suite 21G
Billings, Montana 59101
(Address of principal executive offices, including zip code)

(406) 294-0765
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2011, the Board of Directors of American Eagle Energy Inc. (the “Company”) approved a change in the Company’s fiscal year end from April 30 to December 31.  The relevant Form 1128 Application To Adopt, Change, or Retain a Tax Year was sent to the Internal Revenue Service for filing on January 14, 2011.  The change will result in the Company having a short fiscal year ended December 31, 2010, rather than April 20, 2011.

In connection with the change in fiscal year end, the Company intends to file a Transition Report on Form 10-K covering the eight-month reporting period from May 1, 2010 to December 31, 2010 within 90 days of December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE ENERGY INC.

	By:	/s/ Richard Findley
Richard Findley
President
Date: January 14, 2011